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                                                                   EXHIBIT 99.01

                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]


                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1992-1

                -----------------------------------------------

                Monthly Period:                    11/01/96 to
                                                   11/30/96
                Distribution Date:                 12/16/96
                Transfer Date:                     12/13/96


Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of September 1, 1992 (the "Series 1992-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders per $1,000 original
        certificate principal amount


                              Class A                                $0.00000000
                              Class B                              $502.41666667



    2.  The amount of the distribution set
        forth in paragraph 1 above in respect
        of interest on the Certificates, per
        $1,000 original certificate principal
        amount                Class A                                $0.00000000
                              Class B                                $2.41666667
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1992-1
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                $0.00000000
                              Class B                              $500.00000000


B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Collection of Principal Receivables.
        -----------------------------------

        The aggregate amount of Collections of Principal
        Receivables processed during the Collection
        Period which were allocated in respect of the Certificates

                              Class A                            $30,410,949.99
                              Class B                             $4,151,832.92
                                                          ----------------------
                              Total                              $34,562,782.91
                                                          ======================

    2.  Collection of Finance Charge Receivables.
        ----------------------------------------

        The aggregate amount of Collections of
        Finance Charge Receivables processed during the Collection Period which were allocated in respect of the Certificates

                              Class A                                     $0.00
                              Class B                               $284,306.32
                                                          ----------------------
                              Total                                 $284,306.32
                                                          ======================

    3.  Principal Receivables/Investor Percentages
        ------------------------------------------

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             last day of the Collection Period               $17,659,405,838.53



        (b)  Invested Amount as of the last day
             of the Collection Period

                              Class A                                     $0.00
                              Class B                                      0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1992-1
Page 3

        (c)  The Floating Allocation Percentage: The
             Invested Amount set forth in paragraph
             3(b) above as a percentage of the
             aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                   0.000%
                              Class B                                   0.000%
                                                          ---------------------
                              Total                                     0.000%

        (d)  During the Amortization Period: The
             Invested Amount as of September 30, 1995
             (the last day of the Revolving Period)

                              Class A                          $308,000,000.00
                              Class B                            42,000,000.00
                                                          ---------------------
                              Total                            $350,000,000.00

        (c)  The Fixed/Floating Allocation Percentage:
             The Invested Amount set forth in
             paragraph 3(d) above as a percentage of
             the aggregate amount of Principal
             Receivables set forth in paragraph 3(a)
             above

                              Class A                                   1.744%
                              Class B                                   0.238%
                                                          ---------------------
                              Total                                     1.982%

    4.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances
        in the Accounts which were delinquent as of             Aggregate
        the end of the day on the last day of the                Account
        Collection Period                                        Balance
                                                          ---------------------

        (a)  35 - 64 days                                       373,199,107.54
        (b)  65 - 94 days                                       213,539,533.95
        (c)  95 - 124 days                                      167,661,548.10
        (d)  125 - 154 days                                     135,545,099.99
        (e)  155 or more days                                   194,904,760.47
                                                          ---------------------
                              Total                          $1,084,850,050.05
                                                          =====================

    5.  Monthly Investor Default Amount.
        -------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Collection
             Period allocable to the Invested Amount
             (the "Monthly Investor Default  Amount")

                              Class A                                    $0.00
                              Class B                               100,290.73
                                                          ---------------------
                              Total                                $100,290.73
                                                          =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1992-1
Page 4

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a)  The aggregate amount of Class A and Class B
             Investor Charge-Offs during the Collection
             Period

                              Class A                                     $0.00
                              Class B                                      0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (c)  The aggregate amount of Class A and Class B
             Investor Charge-Offs reimbursed during the
             Collection Period

                              Class A                                     $0.00
                              Class B                                      0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (d)  The amounts set forth in paragraph 6(c)
             above, per $1,000 original certificate
             principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

    7.  Investor Servicing Fee.
        ----------------------

        The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Collection Period

                              Class A                                     $0.00
                              Class B                                 35,000.00
                                                          ----------------------
                              Total                                  $35,000.00

    8.  Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated Principal Collections
        applied in respect of Interest Shortfalls,
        Servicer Fees or Class A Investor Default Amounts
        for the prior month.                                              $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1992-1
Page 5


    9.  Withdrawals from Cash Collateral Account
        ----------------------------------------

        The amount to be withdrawn from Cash Collateral
        Account on the related Distribution date.                          $0.00



    10. Cash Collateral Amount.
        ----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                              Total                                      ($0.00)


        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                              Total                               $10,500,000.00


    11. Funds on Deposit in Cash Collateral Account
        -------------------------------------------

        The aggregate amount of funds on deposit in the Cash
        Collateral Account pursuant to Section 2.11(a)(vii)
        of the Amended Loan Agreement on such Distribution
        Date                                                             ($0.00)


    12. Series 1992-1 Guaranty Amount
        -----------------------------

        (a)  The Available Series 1992-1 Guaranty Amount
             on such Distribution Date                            $10,500,000.00

        (b)  The Required Series 1992-1 Guaranty Amount
             on such Distribution Date                            $10,500,000.00


    13. The Available Series 1992-1 Loan Amount
        ---------------------------------------

        The Available Series 1992-1 Loan Amount
        on such Distribution Date                                          $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1992-1
Page 6


    14. The Pool Factor.
        ---------------
        The Pool Factor (which represents the ratio of the amount of the Investor Interest (taking into account the reduction in the Invested Amount to take place on the related Distribution Date for the Series 1992-1 Certificates) on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor.

                              Class A                               0.00000000
                              Class B                               0.00000000
                                                          ---------------------
                              Total (weighted avg.)                 0.00000000


    15. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period              10.52%


    16. The Base
        --------

        The Base Rate for the related Monthly period                     7.80%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                    FIRST USA BANK
                    as Servicer


                    By: /s/ W. Todd Peterson
                        -------------------------------------------
                        W. Todd Peterson
                        Vice President